Confidential Proprietary Financial Analyst Day Phoenix, Arizona March 10, 2017 Exhibit 99.4

RETHINK ENERGY EFFICIENCY. Financial Analyst Day | Phoenix, Arizona | March 10, 2017

Agenda Analyst Day 2017 Introduction - Parag Agarwal8:00-8:05 Strategic Overview - Keith Jackson8:05-8:35 Q&A Analog Solutions Group - Bob Klosterboer 8:50-9:20 Image Sensor Group - Taner Ozcelik 9:20-9:50 Break Power Solutions Group – Bill Hall10:05-10:35 Q&A Finance - Bernard Gutmann10:50-11:20 Q&A

Safe Harbor Statement and Non-GAAP and Forecast Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on our current expectations, forecasts, estimates and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. These factors include, among others: our revenues and operating performance; economic conditions and markets (including current financial conditions): risks related to our ability to meet our expectations regarding revenue growth, margin expansion, free cash flow generation, operational efficiency and the realization of synergies from our acquisition of Fairchild; effects of exchange rate fluctuations; the cyclical and seasonal nature of the semiconductor industry; changes in demand for our products; changes in inventories at our customers and distributors; technological and product development risks; enforcement and protection of our IP rights and related risks; risks related to the security of our information systems and secured network; availability of raw materials, electricity, gas, water and other supply chain uncertainties; our ability to effectively shift production to other facilities when required in order to maintain supply continuity for our customers; variable demand and the aggressive pricing environment for semiconductor products; our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products; risks associated with acquisitions and dispositions, including our recent acquisition of Fairchild (including our ability to realize the anticipated benefits of our acquisitions and dispositions; risks that acquisitions or dispositions disrupt our current plans and operations, the risk of unexpected costs, charges or expenses resulting from acquisitions or dispositions and difficulties encountered from integrating and consolidating and timely filing financial information with the SEC for acquired businesses and accurately predicting the future financial performance of acquired businesses); competitor actions, including the adverse impact of competitor product announcements; pricing and gross profit pressures; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses and realization of cost savings and synergies from restructurings; significant litigation; risks associated with decisions to expend cash reserves for various uses in accordance with our capital allocation policy such as debt prepayment, stock repurchases, or acquisitions rather than to retain such cash for future needs; risks associated with financing and capital markets activities; risks associated with our substantial leverage and restrictive covenants in our debt agreements that may be in place from time to time; risks associated with our worldwide operations, including foreign employment and labor matters associated with unions and collective bargaining arrangements as well as man-made and/or natural disasters affecting our operations and finances / financials; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks and costs associated with increased and new regulation of corporate governance and disclosure standards; and risks related to new legal requirements and risks involving environmental or other governmental regulation. Additional factors that could affect our future results or events are described in our Annual Report on Form 10-K for the year ended December 31, 2016 and in other filings we make with the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements. This presentation, and the related discussion, also contain certain non-GAAP financial measures, including non-GAAP operating expenses, which should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). Please refer to the Appendix of this presentation for our calculation methodologies and a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. Analyst Day 2017

Bill Hall, Executive Vice President Power Solutions Group

New Powerhouse in Power Semiconductors Analyst Day 2017 ON Semiconductor

Analyst Day 2017 KEY TAKEAWAYS 1 The new powerhouse in power semiconductors, positioned to gain share and drive strong growth 2 3 4 Industry leading cost structure and sharp focus on evolutionary & revolutionary cost reductions Rapidly expanding portfolio for automotive, industrial and communications markets Leading the charge in GaN & SiC and introducing disruptive technologies - eFuse & smart passive sensors (SPS) to address end-system technology challenges

Analyst Day 2017 PSG Strategic intent and Goals Market leadership in power semiconductor market Drive growth through disruptive and innovative products and technologies Grow industry leading cost structure through revolutionary margin improvement plans 2020 Target Model - Revenue $2.7B, non-GAAP gross margin 38% 1 2 3 4

Analyst Day 2017 Power Solutions Group (PSG) Annualized 20161 revenue $2.5B gross margin 33% Industrial Stronger presence in industrial market with addition of Fairchild portfolio & customer base AUTOMOTIVE Largest end-market - over 7,000 AEC2 qualified products communications #1 supplier of power discretes to the smartphone market 1: Annualized 2016 results based on 4Q16 actual results, 2:Automotive Electronics Council

POWER SOLUTIONS GROUP

- Linear Regulators
- Opto
- Op-Amps
- LV, MV, HV/SuperJunction MOSFETs
- eFuse
- HV Rectifiers
- Intelligent Power Module
- Power Integrated Module
- IGBTs
- Wide Bandgap
- Automotive Power Modules
- Gate Drivers
- Automotive MOSFETs


Sensor, Analog, & Other
25%
Power Products
75%

- LED Protection
- ESD Protection
- EEPROM
- Small Signal Devices
- Standard Logic
- Smart Passive Sensors

ON Semiconductor®

10 Analyst Day 2017

THE NEW POWERHOUSE IN POWER

POWER DISCRETE & MODULES

	ON / FAIRCHILD	IFX	Mitsubishi	STM
Rectifiers	★	✓	+	★
Thyristor	✓	✓	✓	★
LVFET	★	★	+	✓
MVFET	★	★	+	✓
HVFET	★	★	+	★
SSFET	★	✓	+	✓
Ignition	★	+	+	+
IGBTs	★	★	+	✓
BPT	★	★	+	✓
FET Modules	★	+	★	+
IPMs	★	✓	★	+
PIMs	✓	★	★	+
GaN Hi Voltage	★	★	+	+
SiC	✓	★	★	✓
Gate Dr	✓	★	★	✓

★ *Leading Capability* ✓ *Competency* + *Building Capability*

ON Semiconductor®

11 Analyst Day 2017

Source: IHS 2015 Power Discrete & Module Report

IGBTS – NOW A PREMIER IGBT SUPPLIER

	TO-3P	TO-247	TO-247 4L	TO-220	TO-220 FullPak	D2PAK	DPAK
600V	ON	ON IFX	ON	ON IFX	ON IFX	ON IFX	ON IFX
650V	ON	ON IFX	ON IFX	IFX	ON IFX		
1200V	ON	ON IFX		IFX	IFX	ON IFX	ON IFX
1350V	ON	ON					
1500V	ON	ON					
1600V	ON	IFX					

ON Semiconductor®

12 Analyst Day 2017

Source: ON Semiconductor

Analyst Day 2017 MOSFETs – Significantly broader coverage TO-3P TO-247 TO-220 D2PAK DPAK SO-8 TO-LL 8x8 SO8 DFN SO8 LFPAK $2B 25V 30V $2B TAM 40V 60V 80V 100V 150V 250V $1B TAM 600V 800V 900V 1.5kV 1.7 kV SO8FL & u8FL = ON & FCS, LFPAK = NXP IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX IFX Source: ON Semiconductor

Analyst Day 2017 PSG Growth Opportunities in Strategic Markets AUTOMOTIVE 25% of revenue Key Applications ADAS, HEV/EV, Body ICE/HEV/EV/Aux/ Charger Safety, Infotainment INDUSTRIAL 20% of revenue Key Applications Alternative Energy, Industrial Motor, Cloud Power, IOT, Smart Grid COMMUNICATION 24% of revenue Key Applications Smartphone/ Tablet, Adaptors, Wireless/Wearables, Netcom/Datacom

Safety/ADAS Electric Power Steering, Cameras, Intelligent Tires Powertrain HEV, EV, OBC, Aux pumps/motors, Charging Station Analyst Day 2017 PSG Automotive Market Body/Lighting Occupant Detection, Temp Zoning, QC, Body Motors, Matrix Lighting, & Ring Architecture Infotainment LCD Clusters, V2V Comm, High Speed Serial Interface 11% organic growth in 2016 ¹: FY2016 represents Q4’ 16 Annualized values

48V (56% CAGR) FET, APM, SiC, GaN, Prec. OA HEV/EV (25% CAGR) Modules, SJ FET, SiC, GaN, IGBT Analyst Day 2017 PSG Key Automotive growth drivers Autonomous (14% CAGR) Protection, E2PROM, LDO, FET’s, FET Modules, SPS* Ring Cabling Architecture (60% CAGR) eFuse*, Modules, Smart Passive Sensors Source: IHS, Gartner, ON Semiconductor

Industrial Motors (5KW) Efficiency & control Solar (50kw) Carbon emissions Analyst Day 2017 PSG Industrial Market Cloud Power (1Kw) Power density, hot swap, power protection LED lighting Smart lighting, LED protection Surveillance & Security Cameras & IOT ¹: FY2016 represents Q4’ 16 Annualized values.

Analyst Day 2017 PSG Key Industrial growth drivers Solar (12% CAGR) PIMs, IGBTs, SiC/GaN, Hi Perf Analog, HV Gate Drivers Cloud power (12% CAGR) LV/MV FET, SJ FETs, IGBTs, GaN and SiC, High Performance Analog, eFuse Industrial Motor (9% CAGR) MV / SJ FETs, IGBTs, Power Modules, PIMs, GaN and SiC, E2PROM IoT (10% CAGR) Smart Passive Sensors, Hi Perf Analog, E2PROM, LC-ESD Source: IHS, Gartner, ON Semiconductor

Analyst Day 2017 PSG Communications Market Smart Phone Cameras, biometrics, HSSI, battery life, clean power Wearables Size, sensing & efficiency/battery life Charging Fast Charging, Wireless Charging, Smaller Form Factor, Efficiency, built in batteries ¹: FY2016 represents Q4’ 16 Annualized values. 11% organic growth in 2016

PSG KEY WIRELESS GROWTH DRIVERS



PSG Wireless TAM($m)
Includes: smartphone, tablet, wearables
5,000
4,000
3,000
2,000
1,000
0
2016
2017
2018
2019
2020
Base
Growth
Disruptive



CAMERA MODULE (11% CAGR)
LDO, E²PROM, Translator, LC-ESD

CHARGING (26% CAGR)
LV/MVFETs, SiC/GaN, Schottky Diode, Hi PSRR LDO, E2PROM+Temp, Battery FET

SMALLER FORM FACTORS
CSP & µPkg, SiC & GaN, Plasma Die Singulation, Capless LDO

ON Semiconductor®

20 Analyst Day 2017

Source: IHS, Gartner, ON Semi

Key SiC & GaN benefits Power Supplies: smaller form factor Automotive EV: no liquid cooling→ reduced weight Auto On Board Charging: faster charge time Solar Energy: higher power efficiency Motor Drives: reduced energy cost. Analyst Day 2017 PSG GaN and SiC programs TAM $M Currently producing and sampling all SiC & GaN power technologies Source: IHS

Analyst Day 2017 Revolutionary Margin Improvement Plans Plasma Die Singulation Irregular shape die Narrow scribe streets More die per wafer Cleaner edge/high quality Traditional Wafer Plasma Etched Revolutionary Evolutionary High Density Lead Frames Rapid Test Metallization Bond Pad Over Active Silicon Plasma Die Singulation (Etched) Larger Wafers/Bigger Fabs Die Shrinks BOM Change Test Time Reduction 500 bps of gross margin improvement1 1: Gross margin improvement from 4Q16 base

Analyst Day 2017 Summary 1 PSG now a leader in power semiconductor market Margin expansion trough revolutionary technologies Strong investment in HV(SJ) FETs, IGBTs, power modules & WBG technologies Disruptive technologies: Micro-packaging, eFuse, & Smart Passive Sensors Strong attach rate with other ON Semi high end products 2 3 4 5